LORD ABBETT BOND DEBENTURE FUND

LORD ABBETT RESEARCH FUND

Lord Abbett Capital Structure Fund

(formerly America’s Value Fund)

LORD ABBETT SERIES FUND

America’s Value Portfolio

Bond Debenture Portfolio

Supplement dated August 18, 2009

to the Statements of Additional Information

(Class A, B, C, F, I, P, R2, R3, and VC Shares)

In the “Additional Information on Portfolio Risks, Investments, and Techniques” section of each Fund’s statement of additional information, the first sentence of the paragraph entitled “Futures Contracts and Options on Futures Contracts” is replaced by the following:

The Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Please retain this document for your future reference.